EXHIBIT 99.2

                          STOCKHOLDER SUPPORT AGREEMENT

      STOCKHOLDER SUPPORT AGREEMENT, dated as of January 4, 2005 (this "Agreement"), between CIT GROUP INC., a Delaware corporation ("Parent") and MICHAEL H. SHAUT (the "Stockholder").

      WHEREAS, as of the date hereof, the Stockholder owns of record and has the power to vote the number of shares of common stock, par value $0.001 per share ("Company Common Stock"), of Education Lending Group, Inc., a Delaware corporation (the "Company"), as set forth on Exhibit A attached hereto ("Exhibit A") (all such shares of Company Common Stock and any shares of Company Common Stock of which ownership of record or the power to vote is hereafter acquired by the Stockholder prior to the termination of this Agreement being referred to herein as the "Shares"); and

      WHEREAS, Parent, a wholly owned subsidiary of Parent ("Merger Sub") and the Company propose to enter into, simultaneously herewith, an Agreement and Plan of Merger (the "Merger Agreement"; terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), a draft of which has been made available to the Stockholder, which provides, upon the terms and subject to the conditions thereof, for the merger of Merger Sub with and into the Company (the "Merger");

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and in the Merger Agreement, and intending to be legally bound hereby, Parent and the Stockholder hereby agree as follows:

      1. Tender of Shares. Promptly following the commencement of the Offer, the Stockholder hereby agrees that the Stockholder (a) shall tender, or cause to be tendered, in the Offer, as promptly as practicable but in any event within three business days of the date of the commencement of the Offer, all of his Shares pursuant to the terms of the Offer and (b) shall not withdraw, or cause to be withdrawn, such Shares.

      2. Grant of Proxy. The Stockholder, by this Agreement, with respect to his Shares, hereby grants an irrevocable proxy to Parent (and agrees to execute such documents or certificates evidencing such proxy as Parent may reasonably request) to vote, at any meeting of the stockholders of the Company, and in any action by written consent of the stockholders of the Company, all of the Stockholder's Shares (i) in favor of the approval and adoption of the Merger Agreement and approval of the Merger and all other transactions contemplated by the Merger Agreement and this Agreement, (ii) against any Company Acquisition Proposal, (iii) against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal that could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or that could result in any of the conditions to the consummation of the Offer or the Merger not being fulfilled, and (iv) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company. The Stockholder further agrees to cause the Stockholder's Shares to be voted in accordance with the foregoing. THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.

      3. Transfer of Shares. The Stockholder agrees that he shall not, directly or indirectly, except as provided in this Agreement, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares or (d) take any action that would make any representation or warranty of the Stockholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Stockholder from performing his obligations hereunder.

      4. No Solicitation of Transactions. The Stockholder will not, and will direct and will cause his employees and agents not to, directly or indirectly,
(i) solicit, initiate, knowingly encourage, take any action to facilitate the consummation of, or enter into agreements with any other Person with respect to, any Company

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Acquisition Proposal, (ii) participate in discussions or negotiations with any
Person with respect to a Company Acquisition Proposal, or (iii) in connection with a Company Acquisition Proposal, disclose any nonpublic information relating to the Company or any of its Subsidiaries to any Person. The Stockholder will promptly notify Parent orally, and confirm such notification in writing within 24 hours of such notification, of any Company Acquisition Proposal or any inquiries with respect thereto. Any such written notification will include the identity of the Person making such inquiry or Company Acquisition Proposal and a description of the material terms of the Company Acquisition Proposal (or the nature of the inquiry) and will indicate whether the Company is providing or intends to provide the Person making the Company Acquisition Proposal with access to nonpublic information relating to the Company or any of its Subsidiaries.

      5. Disclosure. The Stockholder authorizes and agrees to permit Parent and Merger Sub to publish and disclose in the Offer Documents and the Proxy Statement and related filings under the securities laws the Stockholder's identity and ownership of Shares and the nature of his commitments, arrangements and understandings under this Agreement and any other information required by Applicable Law.

      6. Representations and Warranties of the Stockholder. The Stockholder hereby severally represents and warrants to Parent as follows:

      (a) The Stockholder has full legal right and capacity to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. The failure of the spouse, if any, of the Stockholder to be a party or signatory to this Agreement shall not (a) prevent the Stockholder from performing the Stockholder's obligations and consummating the transactions contemplated hereunder or (b) prevent this Agreement from constituting the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

      (b) The execution and delivery of this Agreement by the Stockholder do not, and the performance of this Agreement by the Stockholder will not (A) result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on the Stockholder's Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation or (B) violate any Applicable Law.

      (c) The Stockholder owns of record and beneficially and has good and marketable title to, free and clear of any Lien, proxy, voting restriction, limitation on disposition, adverse claim of ownership or use or encumbrance of any kind, other than pursuant to this Agreement, and has the sole power to vote and full right, power and authority to sell, transfer and deliver, the number of Shares set forth on Exhibit A.

      (d) The Stockholder has had access, prior to the execution of this Agreement, to the information he felt he needed and desired in connection with his evaluation of this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby and has had, prior to the execution of this Agreement, the opportunity to ask questions of, and receive answers from, the Company and legal counsel concerning the terms and conditions of the transactions contemplated by this Agreement and the Merger Agreement and to obtain additional information necessary to assess the transactions contemplated hereby and thereby.

      (e) None of the information relating to the Stockholder and his affiliates provided by or on behalf of the Stockholder or his affiliates for inclusion in the Schedule 14D-9 the Offer Documents, or the Proxy Statement will, at the respective times the Schedule 14D-9, the Offer Documents, or the Proxy Statement are filed with the SEC or are first published, sent or given to stockholders of the Company, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      7. Non-Solicitation. In consideration of the amounts that the Stockholder will receive for his Shares, including the portion of such amount attributable to the "goodwill" of the business of the Company, during the Restricted Period (as defined below), the Stockholder shall not (a) solicit, divert or take away, or attempt to

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divert or take away, either directly or indirectly, any of EDLG's customers or clients, members or patrons or any other person with whom the Stockholder knows or has reason to know then has a business or prospective business relationship with EDLG or (b) recruit or solicit any individual who is then an employee or other service provided to EDLG or any individual who was an employee or service provider to EDLG within the then most recent three-month period for employment or retention with Executive or any person or entity other than the EDLG with whom Executive is then associated. For purposes of clause (b) of the previous sentence, "recruit or solicit" means directly or indirectly to initiate correspondence, a telephone call, e-mail or other form of oral, written or electronic communication or a personal meeting with respect to the retention of such individual or to facilitate any of the foregoing by a third party. For purposes of this Section 7 and Section 8, "EDLG" shall include the Company and each direct or indirect Subsidiary thereof, and "Restricted Period" shall mean the period during the term of employment with the Company and for three years following the termination of such employment for any reason, but in no event later than the sixth anniversary of the Effective Time.

      8. Non-Competition. In consideration of the amounts that the Stockholder will receive for his Shares, including the portion of such amount attributable to the "goodwill" of the business of the Company, during the Restricted Period, the Stockholder shall not, directly or indirectly, without the prior written consent of the Parent, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, stockholder, consultant or otherwise, in any business or organization that directly or indirectly competes with the Company's Business (as hereinafter defined), except that the Stockholder shall be permitted to make a passive investment in the stock of a publicly traded company in which the Stockholder does not, alone or in concert with another Person, have or acquire beneficial ownership of more than two percent (2%) of the outstanding stock of the entity. The "Business" shall mean student loan origination, servicing, purchasing, selling, and securitization; providing or marketing student loan products, services, or solutions to students, parents, schools, alumni associations or similar groups; originating or purchasing guaranteed student loans or consolidation loans; offering or purchasing alternative supplemental loans guaranteed by third-party guarantors; selling originated loans to the secondary market; earning revenue by interest income or otherwise on any of the foregoing loans; offering consolidation loan products; or any other business activity in which EDLG is engaged during the Restricted Period or any business or activity materially related to any of the foregoing.

      9. Termination. The obligations of the Stockholder under this Agreement (other than the obligations under Sections 7 and 8 above) shall terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time and (iii) December 31, 2005. Nothing in this
Section 9 shall relieve any party of liability for any breach of this Agreement.

      10. Miscellaneous. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; all notices, requests and other communications hereunder shall be in writing (including facsimile) and shall be given to the respective parties at their addresses as specified on the signature pages of this Agreement and shall be effective upon receipt; if any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected; this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, both written and oral, between the parties, with respect to the subject matter hereof; this Agreement shall not be assigned, except that Parent may assign all or any of its rights and obligations hereunder to any affiliate of Parent; provided, however, that no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations; the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties any rights or remedies; the parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity; the interpretation, validity and enforceability of this Agreement will be governed by the laws of the State of Delaware, notwithstanding any conflict of law provision; this Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; this Agreement will become effective when each party has received counterparts hereof signed by all of the other parties; any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and duly executed and delivered, in the case of an amendment, by each of the parties or, in the case of a waiver, by the

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party against whom the waiver is to be effective; no failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege; the headings contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement; from time to time, at the request of Parent, in the case of the Stockholder, or at the request of the Stockholder, in the case of Parent, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement; EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      11. IN WITNESS WHEREOF, the parties have executed, or caused to be executed, this Agreement as of the date first written above.

                                              CIT GROUP INC.

                                                      /s/ Chris Reilly
                                              ----------------------------------
                                              Name:  Chris Reilly
                                              Title: Executive Vice President

                                              STOCKHOLDER:

                                                      /s/ Michael Shaut
                                              ----------------------------------
                                              Name: MICHAEL H. SHAUT
                                              Address: Suite 210
                                                   12760 High Bluff Drive
                                                   San Diego, CA  92130

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                                                                       EXHIBIT A

                           Number of Shares of Company
                               Common Stock Owned
                           Beneficially and of Record
                           --------------------------
                                     529,000